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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                          October 2, 1998
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COLLECTIONS:                                                                                      For Month of:
                                                                                                  August , 1998
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Principal Collections: Total Pool                                                                 $413,014,879.27

Interest Collections
         Regular Pool                                                                               $4,001,682.57
         Concentration Pool                                                                           $476,000.45
              ==============================                                                      ===============
              Interest Collections: Total Pool                                                      $4,477,683.02

Investment Proceeds
         Regular Pool                                                                                 $591,857.43
         Concentration Pool                                                                             $2,827.58
              ==============================                                                      ===============
               Total Investment Proceeds:  Total Pool                                                 $594,685.01

Series 1996-1: Yield Supplement Deposit Amount                                                              $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                                 Calculated as of
              month using recalculated prior month ending balances.)                              July 31, 1998
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 59.68%
              Series 1996-1                                                                                  8.96%
              Series 1996-2                                                                                 31.36%
         Concentration Pool
              Series 1995-1                                                                                100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 54.11%
              Series 1996-1                                                                                  7.73%
              Series 1996-2                                                                                 28.90%
         Concentration Pool
              Series 1995-1                                                                                  0.00%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                                 na
              Series 1996-1                                                                                 na
              Series 1996-2                                                                                 na
         Concentration Pool
              Series 1995-1                                                                                 na

Excess Transferor Percentage
         Regular Pool                                                                                        2.00%
         Concentration Pool                                                                                100.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                     As of last day of:
                                                                                                  August , 1998
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Series 1994-1 Initial Principal Amount: Class A                                                   $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                                    $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                                $78,451,358.56
Series 1994-1 Principal Distributed to Investors                                                            $0.00
Series 1994-1 Principal Funding Account Balance                                                             $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1994-1 Invested Amount                                                                     $254,548,641.44
Series 1994-1 outstanding Principal Balance                                                       $333,000,000.00

Series 1995-1 Initial Principal Amount                                                                      $0.00
Series 1995-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1995-1 Principal Distributed to Investors                                                            $0.00
Series 1995-1 Principal Funding Account Balance                                                             $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1995-1 Invested Amount                                                                               $0.00
Series 1995-1 outstanding Principal Balance                                                                 $0.00

Series 1996-1 Initial Funded Amount                                                                $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                                 $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                             $50,000,000.00
Series 1996-1 Funded Amount                                                                                 $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                         $0.00
Series 1996-1 Principal Distributed to Investors                                                            $0.00
Series 1996-1 Principal Funding Account Balance                                                             $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-1 Invested Amount                                                                               $0.00
Series 1996-1 outstanding Principal Balance                                                                 $0.00

Series 1996-2 Initial Principal Amount: Class A                                                   $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                     $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                                $39,020,337.52
Series 1996-2 Principal Distributed to Investors                                                            $0.00
Series 1996-2 Principal Funding Account Balance                                                             $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                             $0.00
Series 1996-2 Invested Amount                                                                     $135,979,662.48
Series 1996-2 outstanding Principal Balance                                                       $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                  As of:
                                                                                                  August 31, 1998
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Series 1994-1: Class A                                                                                       1.00000000
Series 1994-1: Class B                                                                                       1.00000000
Series 1996-2: Class A                                                                                       1.00000000
Series 1996-2: Class B                                                                                       1.00000000
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POOL BALANCE:                                                                                     For Month of:
                                                                                                  August , 1998
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Pool Balance, beginning of month
         Regular Pool                                                                             $490,834,115.20
         Concentration Pool                                                                        $57,710,045.65
              ==============================                                                      ===============
              Total Pool                                                                          $548,544,160.85

Pool Balance, end of month
         Regular Pool                                                                             $470,877,315.61
         Concentration Pool                                                                        $64,907,354.70
              ==============================                                                      ===============
              Total Pool                                                                          $535,784,670.31

Pool Balance, average
         Regular Pool                                                                             $469,100,859.81
         Concentration Pool                                                                        $61,423,917.88
              ==============================                                                      ===============
              Total Pool                                                                          $530,524,777.69
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REGULAR POOL DISTRIBUTIONS                                                                        As of:
                                                                                                  September 25, 1998
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Monthly Interest to Investors
              Series 1994-1: Class A                                                                $1,596,461.66
              Series 1994-1: Class B                                                                   $82,920.73
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                  $834,902.08
              Series 1996-2: Class B                                                                   $38,223.26

Regular Pool Transferors Interest                                                                      $80,033.65

Interest Shortfall
              Series 1994-1: Class A                                                                        $0.00
              Series 1994-1: Class B                                                                        $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2: Class A                                                                        $0.00
              Series 1996-2: Class B                                                                        $0.00

Servicing Fee
              Series 1994-1                                                                           $221,539.49
              Series 1996-1                                                                            $31,619.29
              Series 1996-2                                                                           $118,343.72

Reserve Fund Deposit Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                                As of:
                                                                                                  September 25, 1998
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Investor Default Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Carry Over Amount
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Amount Distributed not including Excess Distribution to Transferor                                  $3,004,043.88

Unreimbursed Charge-off Amounts                                                                             $0.00

Non-use Fee (Series 1996-1)                                                                             $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                      $0.00

Previously waived servicing fee
              Series 1994-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                                 $0.00

Excess Distributed to Transferor                                                                    $1,585,190.57

Total Distributed                                                                                   $4,593,540.01

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                         $5.03615667
              Series 1994-1 Class B                                                                         $5.18254556
              Series 1996-1                                                                                 $0.00000000
              Series 1996-2 Class A                                                                         $4.98449000
              Series 1996-2 Class B                                                                         $5.09643444
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RESERVE FUNDS                                                                                     As of:
                                                                                                  September 25, 1998
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Series 1994-1
              Balance                                                                               $1,665,000.00
              Deficiency Amount                                                                             $0.00

Series 1995-1
              Balance                                                                                       $0.00
              Deficiency Amount                                                                             $0.00

Series 1996-1
              Balance                                                                                 $250,000.00
              Deficiency Amount                                                                             $0.00

Series 1996-2
              Balance                                                                                 $875,000.00
              Deficiency Amount                                                                             $0.00
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CHARGE OFFS                                                                                       As of:
                                                                                                  August 31, 1998
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Defaulted Receivables                                                                                       $0.00
Investor Default Amount                                                                                     $0.00
Deficiency Amount                                                                                           $0.00
Draw Amount                                                                                                 $0.00
Investor Charge-Off's                                                                                       $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                          As of:
                                                                                                  August 31, 1998
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Required Subordinated Amount
              Series 1994-1                                                                        $20,838,640.21
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $8,743,383.45

Available Subordinated Amount
              Series 1994-1                                                                        $20,838,640.21
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $8,743,383.45
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EXCESS RECEIVABLES                                                                                As of:
              To be used in the following month's computations.                                   August 31, 1998
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                       $104,209,844.91
              Finance Hold Receivables                                                              $8,538,879.30
              Auction Advantage Program                                                                     $0.00
              Delayed Payment Program                                                                       $0.00
              Payment Agreements                                                                      $146,603.25

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                       $187,524,634.61
              Finance Hold Receivables                                                                      $0.00
              Auction Advantage Program                                                            $26,789,233.52
              Delayed Payment Program                                                              $10,715,693.41
              Payment Agreements                                                                      $500,000.00

Total unallocated Excess Receivables                                                                $8,538,879.30

Allocated Excess Receivables
              Series 1994-1                                                                         $5,620,324.54
              Series 1995-1                                                                                 $0.00
              Series 1996-1                                                                                 $0.00
              Series 1996-2                                                                         $2,918,554.76
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DELINQUENCIES                                                                                     As of:
                                                                                                  August 31, 1998
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30 Day Delinquencies in excess of $1,000                                                                    $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                                   As of:
                                                                                                  August 31, 1998
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Series 1994-1
              outstanding Principal Balance                                                       $333,000,000.00
              Regular Pool Balance                                                                $470,877,315.61
              Subordination Percentage                                                                       5.50%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  59.67741935%
              Excess Funding Amount                                                                $78,451,358.53

Series 1995-1
              Outstanding Principal Balance                                                                 $0.00
              Concentration Pool Balance                                                           $64,907,354.70
              Subordination Percentage                                                                       9.25%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-1
              outstanding Principal Balance                                                                 $0.00
              Regular Pool Balance                                                                $470,877,315.61
              Subordination Percentage                                                                      10.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                 100.00000000%
              Excess Funding Amount                                                                         $0.00

Series 1996-2
              outstanding Principal Balance                                                       $175,000,000.00
              Regular Pool Balance                                                                $470,877,315.61
              Subordination Percentage                                                                       4.00%
              Non Transferor's Percentage                                                                   98.00%
              Series Allocation Percentage                                                                  31.36200717%
              Excess Funding Amount                                                                $39,020,337.52
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ASSET COMPOSITION EVENTS:                                                                         For Month of:
                                                                                                  August 25, 1998
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Total Pool: 2 month test (actual lowest mth less than test)                                                 18.61%
              Test Value                                                                                    50.00%
              Event                                                                                       none

Total Pool: 12 month test                                                                                    0.00%
              Test Value                                                                                    25.00%
              Event                                                                                       none

Series 1995-1: 2 month test                                                                                n/a
              Test Value                                                                                   n/a
              Event                                                                                        n/a

Series 1995-1: 12 month test                                                                               n/a
              Test Value                                                                                   n/a
              Event                                                                                        n/a
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SERIES 1995-1 SUBORDINATION:                                                                      For Month of:
                                                                                                  August , 1998
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                             0.00
              Class IV Receivables                                                                           0.00
              Unreviewed Receivables                                                                         0.00
              Rejected Receivables                                                                           0.00

ISA Percentage
               Excess Receivables                                                                          100%
               Class IV Receivables                                                                         25%
               Unreviewed Receivables                                                                       25%
               Rejected Receivables                                                                        100%

Incremental Subordinated Amount: Total                                                                       0.00

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                               0.00
              + Incremental Subordinated Amount                                                              0.00
                                                                                                             0.00

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                                    0.00
               - Required Draw Amount (previous DD)                                                          0.00
               - Reserve Fund w/d (on previous DD)                                                           0.00
               + portion of Excess Interest to Transferor (previous DD)                                488,768.63
               - Incremental Subordination Amount (previous DD)                                              0.00
               + Incremental Subordination Amount (current DD)                                               0.00
               - Subord % of change in EFA (since previous DD)                                               0.00
              Ending ASA:                                                                                    0.00

(4) Reserve Fund Balance                                                                                     0.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                          For Month of:
                                                                                                  August , 1998
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(1) Available Subordinated Amount (ASA)                                                                    n/a
               Required Subordinated Amount (RSA)                                                          n/a
               Test Event: ASA less than  RSA                                                              n/a

(2) Servicer Default                                                                                      None

(3) Principal not Repaid by Expected Final Pmt Date                                                       None
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SERIES 1995-1 MEGADEALERSHIPS                                                                     For Month of:
                                                                                                  August , 1998
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Dealership Groups in excess of 30% of Receivables:                                                          $0.00
Test Value                                                                                          19,472,206.41
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SERIES 1995-1 DISTRIBUTIONS                                                                       As of
                                                                                                  September 25, 1998
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Excess Transferor's Percentage x Interest Collections                                                  476,000.45
Monthly Interest to Investors                                                                                0.00
Interest Shortfall                                                                                           0.00
Monthly Servicing Fee (1%)                                                                                   0.00
Reserve Fund Deposit Amount                                                                                  0.00
Investor Default Amount                                                                                      0.00
Carry-Over Amount                                                                                            0.00
Amount Distributed                                                                                           0.00
Unreimbursed  Charge-off Amounts                                                                             0.00
Previously waived Servicing Fee                                                                              0.00
Excess Interest Distributed to Transferor                                                                2,827.58
              Total Distributed                                                                        478,828.02

Total Distributed to WOFCO                                                                             478,828.02

Charge-offs:
              Defaulted Receivables                                                                          0.00
              Investor Default Amount                                                                        0.00
              Deficiency Amount                                                                              0.00
              Draw Amount                                                                                    0.00
              Investor Charge-Offs                                                                           0.00
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